                                                                    EXHIBIT 99.1



                    HCC REPORTS RECORD FIRST QUARTER RESULTS
                  WITH STRONG GROWTH IN UNDERWRITING OPERATIONS


HOUSTON (May 9, 2002) . . .
HCC INSURANCE HOLDINGS, INC. (NYSE SYMBOL: HCC) today released earnings for the first quarter of 2002.

Net earnings increased 53 percent for the first quarter of 2002 to a record $23.3 million from $15.2 million and net earnings per share increased 32 percent to a record $0.37 per share from $0.28 per share, both for the same period of 2001.

Operating earnings* increased 45 percent for the first quarter of 2002 to a record $23.0 million from $15.9 million and operating earnings per share* increased 28 percent to $0.37 per share $0.29 per share, both compared to the first quarter of 2001.

Stephen L. Way, Chairman and Chief Executive Officer said, "We are extremely pleased with our record first quarter results, which are in line with our 2002 business plan. We have made a smooth transition to accentuate our underwriting and the future looks extremely good"

Total revenue grew substantially during the first quarter of 2002 to a record $151.7 million, a 32 percent increase from $115.1 million in the first quarter of 2001. This increase was primarily due to the growth in our insurance company subsidiaries' earned premium, as market conditions in our specialty lines continue to improve. Revenue is expected to further increase during this year as earned premium continues to rise.

Gross written premium of our insurance company subsidiaries, excluding discontinued lines, increased 20 percent to a record $243.8 million during the first quarter of 2002 compared to the first quarter of 2001. During the same period net written premium increased by 76 percent to a record $119.0 million and net earned premium increased by 56 percent to a record $104.6 million. These increases are as a result of rate increases, increased retentions and strong growth in our London branch operations and other specialty business segment.

The GAAP combined ratio improved substantially for the first three months of 2002 to 87.3 percent, from 95.8 percent in the corresponding period of 2001. Mr. Way stated that "This impressive result came from an improvement in both loss and expense ratios. Our strong underwriting performance during the quarter is the result of our continued patience during an extended soft cycle and our ability to rapidly increase our retained premiums in an improving underwriting environment."

The GAAP gross loss ratio also improved in the first quarter of 2002 to 69.3 percent from 92.9 percent in the corresponding period in 2001. Mr. Way said, "This improved result has an added benefit, as together with the reduction in ceded premiums, we should begin to see a marked reduction in our reinsurance recoverables.

Management fees increased 23 percent during the first quarter of 2002 to $19.4 million, from $15.8 million in the first quarter of 2001, due to increased business and acquisitions completed in 2001. Commission income was down during the same period at $10.2 million compared to $14.6 million, due in part to the substantial reduction in ceded reinsurance from the insurance company subsidiaries.

Despite an increase in investment assets, net investment income decreased in the first quarter of 2002 to $8.7 million, from $10.6 million in the first quarter of 2001. The reduced income was a result of lower interest rates and the company's conservative investment philosophy. It is expected that increased cash flow from higher retained premiums will improve this result going forward.

As of March 31, 2002, total investments increased to $908.6 million, total assets were over $3.2 billion, book value per share increased to $12.69 and the Company's debt to total capital ratio was 18.6 percent. *See attached tables.

HCC will hold an open conference call beginning at 8:00 a.m. CST on Friday, May 10th. To participate, the number for domestic calls is (877) 679-9051 and the number for international calls is (952) 556-2804. A replay will be available until Friday, May 17, 2002 at (800) 615-3210, access code 5960548.

In addition, there will be a live webcast available on a listen-only basis, that can be accessed through the HCC website at www.hcch.com. A replay of the webcast will be available on the website until Friday, May 17, 2002.

HCC is an international insurance holding company and one of the largest specialty insurance groups in the USA. HCC has assets of over $3.2 billion and its shares trade on the NYSE (symbol: HCC) with a market capitalization of over $1.5 billion. HCC is rated AA (Very Strong) by Standard & Poor's and A+ (Superior) by A. M. Best Company.

For more information, visit our website at www.hcch.com.
                                           -------------

Contact:   L. Byron Way, Vice President.
           HCC Insurance Holdings, Inc.
           Telephone (713) 690-7300

*See attached table.

Forward-looking statements contained in this press release are made under "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and involve a number of risks and uncertainties. The types of risks and uncertainties which may affect the Company are set forth in its periodic reports filed with the Securities and Exchange Commission.

                                     * * * *

                          HCC INSURANCE HOLDINGS, INC.
                              FINANCIAL HIGHLIGHTS
                                 MARCH 31, 2002
                  (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)




            THREE MONTHS ENDED MARCH 31,                   2002                         2001
                   Gross written premium                         $247,768                        $229,214

                     Net written premium                          122,272                          72,505

                      Net earned premium                          111,478                          71,921

                         Management fees                           19,412                          15,750

                       Commission income                           10,160                          14,641

                   Net investment income                            8,694                          10,632

                  Other operating income                            1,463                           2,972

                           Total revenue                          151,709                         115,092

                            Net earnings                           23,282                          15,178

            EARNINGS PER SHARE (DILUTED)                            $0.37                           $0.28

          Operating earnings after tax *                           22,956                          15,890

OPERATING EARNINGS PER SHARE (DILUTED) *                            $0.37                           $0.29

               Cash flow from operations                           13,102                          19,107

     Weighted average shares outstanding                           62,713                          55,070

                   GAAP gross loss ratio                            69.3%                           92.9%

                     GAAP net loss ratio                            61.3%                           67.5%

                     GAAP combined ratio                            87.3%                           95.8%

                                                           March 31, 2002               December 31, 2001
                                                           --------------               -----------------

                       Total investments                         $908,617                        $888,466

                            Total assets                        3,235,560                       3,219,120

                    Shareholders' equity                          787,829                         763,453

                    Book value per share                           $12.69                          $12.40

* See attached table.

                  HCC INSURANCE HOLDINGS, INC. AND SUBSIDIARIES

                                    --------

                  CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

                (UNAUDITED, IN THOUSANDS, EXCEPT PER SHARE DATA)

                                    --------

                                                                                       For the three months ended March 31,
                                                                                         2002                       2001
                                                                                -----------------------    ------------------



REVENUE

Net earned premium                                                                $     111,478                 $      71,921
Management fees                                                                          19,412                        15,750
Commission income                                                                        10,160                        14,641
Net investment income                                                                     8,694                        10,632
Net realized investment gain (loss)                                                         502                          (824)
Other operating income                                                                    1,463                         2,972
                                                                                ------------------            ------------------
      Total revenue                                                                     151,709                       115,092

EXPENSE

Loss and loss adjustment expense                                                         68,331                        48,542

Operating expense:
   Policy acquisition costs, net                                                         13,054                         4,274
   Compensation expense                                                                  19,626                        18,619
   Other operating expense                                                               12,600                        14,415
                                                                                ------------------            ------------------
      Net operating expense                                                              45,280                        37,308

Interest expense                                                                          2,378                         3,347
                                                                                ------------------            ------------------
      Total expense                                                                     115,989                        89,197
                                                                                ------------------            ------------------
      Earnings before income tax provision                                               35,720                        25,895

Income tax provision                                                                     12,438                        10,717
                                                                                ------------------            ------------------
        Net earnings                                                              $      23,282                 $      15,178
                                                                                ==================            ==================
BASIC EARNINGS PER SHARE DATA:

Earnings per share                                                                $        0.38                 $        0.28
                                                                                ==================            ==================
Weighted average shares outstanding                                                      61,936                        53,720
                                                                                ==================            ==================
DILUTED EARNINGS PER SHARE DATA:

Earnings per share                                                                $        0.37                 $        0.28
                                                                                ==================            ==================
Weighted average shares outstanding                                                      62,713                        55,070
                                                                                ==================            ==================
Cash dividends declared, per share                                                $      0.0625                 $        0.06
                                                                                ==================            ==================

                 HCC Insurance Holdings, Inc. and Subsidiaries

                                   ---------

                     Condensed Consolidated Balance Sheets

                           (unaudited, in thousands)

                                    --------

                                                                                       March 31, 2002       December 31, 2001
                                                                                      ----------------     -------------------

ASSETS

Investments:
   Fixed income securities, at market
      (cost:  2002 - $533,546; 2001 - $513,674)                                        $     540,787         $     525,428
   Marketable equity securities, at market
      (cost:  2002 - $15,297;  2001 - $16,431)                                                15,241                16,569
   Short-term investments, at cost, which approximates market                                340,097               338,904
   Other investments, at estimated fair value
      (cost:  2002 - $13,023;  2001 - $8,007)                                                 12,492                 7,565
                                                                                     -----------------     -----------------
      Total investments                                                                      908,617               888,466

Cash                                                                                          12,812                16,891
Restricted cash                                                                              154,234               138,545
Premium, claims and other receivables                                                        656,679               665,965
Reinsurance recoverables                                                                     898,511               899,128
Ceded unearned premium                                                                        73,628                71,140
Ceded life and annuity benefits                                                               82,654                83,013
Deferred policy acquisition costs                                                             36,986                32,071
Property and equipment, net                                                                   51,899                52,486
Goodwill                                                                                     315,206               315,318
Other assets                                                                                  44,334                56,097
                                                                                     -----------------     -----------------
      TOTAL ASSETS                                                                     $   3,235,560         $   3,219,120
                                                                                     =================     =================
LIABILITIES

Loss and loss adjustment expense payable                                               $   1,147,848         $   1,130,748
Life and annuity policy benefits                                                              82,654                83,013
Reinsurance balances payable                                                                  91,784                88,637
Unearned premium                                                                             191,668               179,530
Deferred ceding commissions                                                                   18,557                16,681
Premium and claims payable                                                                   678,029               717,159
Notes payable                                                                                179,523               181,928
Accounts payable and accrued liabilities                                                      57,668                57,971
                                                                                     -----------------     -----------------
      Total liabilities                                                                    2,447,731             2,455,667

SHAREHOLDERS' EQUITY

Common stock, $1.00 par value; 250.0 million shares authorized;
  (shares issued and outstanding: 2002 -  62,023; 2001 - 61,438)                              62,023                61,438
Additional paid-in capital                                                                   409,636               402,089
Retained earnings                                                                            312,831               293,426
Accumulated other comprehensive income                                                         3,339                 6,500
                                                                                     -----------------     -----------------
      Total shareholders' equity                                                             787,829               763,453
                                                                                     -----------------     -----------------
      TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                       $   3,235,560         $   3,219,120
                                                                                     =================     =================

                          HCC INSURANCE HOLDINGS, INC.
                            INSURANCE COMPANY PREMIUM
                                 MARCH 31, 2002
                                ($ IN THOUSANDS)

                                                                  1ST QTR                    1ST QTR                    CHANGE
                                                                    2002                      2001                        %

                                                               ---------------         ----------------         ---------------
GROSS WRITTEN
Group life, accident & health                                       $ 145,883                $ 150,638                     (3)
Aviation                                                               44,114                   34,938                     26
Property, marine & offshore energy                                     33,828                   14,279                    137
Other specialty lines                                                  20,015                    3,449                    480
                                                               ---------------         ----------------         ---------------
                                                                      243,840                  203,304                     20%

Discontinued lines                                                      3,928                   25,910
                                                               ---------------         ----------------
                                                                    $ 247,768                $ 229,214
                                                               ===============         ================
NET WRITTEN
Group life, accident & health                                       $  64,927                $  40,442                     61
Aviation                                                               22,633                   18,265                     24
Property, marine & offshore energy                                     20,465                    6,308                    224
Other specialty lines                                                  10,923                    2,475                    341
                                                               ---------------         ----------------         ---------------
                                                                      118,948                   67,490                     76%

Discontinued lines                                                      3,324                    5,015
                                                               ---------------         ----------------
                                                                    $ 122,272                $  72,505
                                                               ===============         ================
NET EARNED PREMIUM
Group life, accident & health                                       $  64,884                $  40,261                     61
Aviation                                                               25,183                   20,342                     24
Property, marine & offshore energy                                      8,182                    3,979                    106
Other specialty lines                                                   6,338                    2,475                    156
                                                               ---------------         ----------------         ---------------
                                                                      104,587                   67,057                     56%

Discontinued lines                                                      6,891                    4,864
                                                               ---------------         ----------------
                                                                    $ 111,478                $  71,921
                                                               ===============         ================

                          HCC INSURANCE HOLDINGS, INC.
                            INSURANCE COMPANY PREMIUM
                                 MARCH 31, 2002
                                ($ IN THOUSANDS)

                                                    YEAR TO DATE              FULL YEAR             FULL YEAR           FULL YEAR
                                                        2002                     2001                  2000                1999
                                                    --------------        ----------------        -------------       --------------
GROSS WRITTEN
Group life, accident & health                           $ 145,883              $  629,228            $ 546,702           $ 217,659
Aviation                                                   44,114                 198,015              191,089             210,029
Property, marine & offshore energy                         33,828                  83,068               64,352              82,003
Other specialty lines                                      20,015                  15,602               29,281              17,962
                                                    --------------        ----------------        -------------        ------------
                                                          243,840                 925,913              831,424             527,653

Discontinued lines                                          3,928                  84,162              136,033              40,678
                                                    --------------        ----------------        -------------        ------------
                                                        $ 247,768              $1,010,075            $ 967,457           $ 568,331
                                                    ==============        ================        =============        ============


NET WRITTEN
Group life, accident & health                           $  64,927              $  188,580            $ 148,100           $  48,899
Aviation                                                   22,633                  98,249               79,794              68,513
Property, marine & offshore energy                         20,465                  34,750               16,256               9,561
Other specialty lines                                      10,923                  14,390               14,552               8,730
                                                    --------------        ----------------        -------------        ------------
                                                          118,948                 335,969              258,702             135,703

Discontinued lines                                          3,324                  36,989               25,086               4,221
                                                    --------------        ----------------        -------------        ------------

                                                        $ 122,272              $  372,958            $ 283,788           $ 139,924
                                                    ==============        ================        =============        ============
NET EARNED PREMIUM
Group life, accident & health                           $  64,884              $  186,188              148,039              50,919
Aviation                                                   25,183                  91,377               73,695              62,784
Property, marine & offshore energy                          8,182                  23,748               10,163              12,779
Other specialty lines                                       6,338                  15,124               14,552               9,072
                                                    --------------        ----------------        -------------        ------------
                                                          104,587                 316,437              246,449             135,554

Discontinued lines                                          6,891                  26,350               21,198               5,808
                                                    --------------        ----------------        -------------        ------------
                                                        $ 111,478              $  342,787            $ 267,647           $ 141,362
                                                    ==============        ================        =============        ============

                  HCC INSURANCE HOLDINGS, INC. AND SUBSIDIARIES

                                    --------

                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

                            (UNAUDITED, IN THOUSANDS)

                                    --------

                                                                                   For the three months ended March 31,
                                                                                     2002                       2001
                                                                                ---------------            ---------------

Cash flows from operating activities:
  Net earnings                                                                   $      23,282              $      15,178
  Adjustments to reconcile net earnings to net
    cash provided by operating activities:
      Change in premium, claims and other receivables                                    9,286                     11,586
      Change in reinsurance recoverables                                                   617                    (44,544)
      Change in ceded unearned premium                                                  (2,488)                    19,280
      Change in loss and loss adjustment expense payable                                17,100                     46,605
      Change in reinsurance balances payable                                             3,147                    (28,057)
      Change in unearned premium                                                        12,138                    (20,009)
      Change in premium and claims payable, net of restricted cash                     (54,819)                    20,049
      Depreciation and amortization expense                                              2,747                      4,521
      Other, net                                                                         2,092                     (5,502)
                                                                               -----------------           ----------------
         Cash provided by operating activities                                          13,102                     19,107

Cash flows from investing activities:
  Sales of fixed income securities                                                      68,311                     43,806
  Maturity or call of fixed income securities                                            9,812                      6,670
  Sales of equity securities                                                             1,189                      --
  Change in short-term investments                                                      (1,193)                   (14,027)
  Cost of securities acquired                                                          (92,951)                   (60,598)
  Purchases of property and equipment                                                   (1,325)                    (1,299)
                                                                               -----------------           ----------------
      Cash used by investing activities                                                (16,157)                   (25,448)

Cash flows from financing activities:
  Sale of common stock,  net of costs                                                    6,570                    156,524
  Payments on notes payable                                                             (2,527)                  (154,500)
  Dividends paid and other, net                                                         (5,067)                    (3,023)
                                                                               -----------------           ----------------
      Cash used by financing activities                                                 (1,024)                      (999)
                                                                               -----------------           ----------------
      Net change in cash                                                                (4,079)                    (7,340)

      Cash at beginning of period                                                       16,891                     13,991
                                                                               -----------------           ----------------
      CASH AT END OF PERIOD                                                      $      12,812              $       6,651
                                                                               =================           ================

                  HCC INSURANCE HOLDINGS, INC. AND SUBSIDIARIES

                                   ----------

              RECONCILIATION OF NET EARNINGS TO OPERATING EARNINGS
                         AND SFAS NO. 142 RECONCILIATION

                (UNAUDITED, IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                   First Quarter
                                                                             2002                      2001
                                                                      ----------------       ----------------
Net earnings:                                                           $     23,282           $     15,178

Add (deduct):
     Realized (gain) loss                                                       (326)                   536
     Other                                                                        --                    176
                                                                      ---------------        ---------------
Operating earnings                                                      $     22,956           $     15,890
                                                                      ===============        ===============

Diluted earnings per share                                              $       0.37           $       0.28
                                                                      ===============        ===============

Diluted operating earnings per share                                    $       0.37           $       0.29
                                                                      ===============        ===============

The tables below reconcile net earnings and earnings per share we reported to adjusted amounts that we would have reported had we adopted SFAS No. 142 on January 1, 2001 instead of January 1, 2002:

Net earnings:

   Reported net earnings                                                $     23,282           $     15,178
   Add back goodwill amortization                                              --                     2,823
   Add back license amortization                                               --                       217
   Less tax benefit from goodwill amortization                                 --                      (273)
                                                                     ---------------          --------------
      ADJUSTED NET INCOME                                               $     23,282           $     17,945
                                                                     ===============          ==============

Basic earnings per share:

   Reported basic earnings per share                                    $       0.38           $       0.28
   Add back amortization, net of tax effect                                    --                      0.05
                                                                     ---------------          --------------
      ADJUSTED BASIC EARNINGS PER SHARE                                 $       0.38           $       0.33
                                                                     ===============          ==============

Diluted earnings per share:

   Reported diluted earnings per share                                  $       0.37           $       0.28
   Add back amortization, net of tax effect                                    --                      0.05
                                                                     ---------------          --------------
      ADJUSTED DILUTED EARNINGS PER SHARE                               $       0.37           $       0.33
                                                                     ===============          ==============
      ADJUSTED DILUTED OPERATING EARNINGS PER SHARE                     $       0.37           $       0.34
                                                                     ===============          ==============